                                                                   Exhibit 99.2

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     This Registration Rights Agreement (this "Registration Rights Agreement")
                                               -----------------------------
is made and entered into as of March 11, 2002, by Boston Life Sciences, Inc., a Delaware corporation (the "Company"), in favor of the holders of the Shares,
                           -------
the Investor Warrants and the Placement Agent Warrants (each, as defined below) as set forth on the signature pages to this Agreement (the "Holders").


                                   WITNESSETH
                                   ----------

     WHEREAS, pursuant to that certain Confidential Private Placement Memorandum, dated January 16, 2002 (the "Memorandum"), the Company issued certain of its shares of common stock (the "Common Stock"), $.01 par value (each a "Share" and collectively the "Shares") and warrants to purchase shares of Common Stock (the "Investor Warrants") to the Holders; and

     WHEREAS, in connection with the offering of the Shares and Investor Warrants pursuant to the Memorandum, Brimberg & Co. L.P. (the "Placement Agent") provided services as the placement agent of the Shares and the Investor Warrants, and as partial compensation for such services, the Company issued to the Placement Agent warrants exercisable for shares of Common Stock (the "Placement Agent Warrants"); and

     WHEREAS, as of the date hereof, neither the Shares nor the shares of Common Stock issuable upon the exercise of the Investor Warrants or the Placement Agent Warrants are registered under the Securities Act (as defined below); and

     WHEREAS, the Company desires to grant, and the Holders desire to receive, certain rights with respect to the registration under the Securities Act of the Shares and the shares of Common Stock to be received upon the exercise of the Investor Warrants and the Placement Agent Warrants.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows:

Section 1.     Definitions.
               -----------

     Section 1.1    Definitions. As used in this Registration Rights Agreement,
                    -----------
the following terms shall have the following meanings:

     "Affiliate" of any Person means any other Person who either, directly or
      ---------
indirectly, is in control of, is controlled by, or is under common control with such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and under "common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Common Stock" means common stock of the Company, par value $.01 per
      ------------
share, or any other security of the Company into which such shares shall be converted or for which such shares shall be exchanged in any recapitalization, reorganization, merger, consolidation, share exchange or similar business combination transaction.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as
      ------------
amended, and any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

     "Holder" means any party hereto who owns Registrable Securities and any
      ------
transferee of rights hereunder in accordance with Section 7.5 who owns Registrable Securities.

     "Material Development Condition" shall have the meaning set forth in
      ------------------------------
Section 2.5 hereof.

     "Notice Holder" means any Holder that provides written notice to the
      -------------
Company that such Holder desires to receive the information to which a Notice Holder is entitled in accordance with Section 2.4 of this Registration Rights Agreement for such time as such person remains a Holder.

     "Person" shall mean an individual, partnership, corporation, limited
      ------
liability company, joint venture, trust or unincorporated organization or a government or agency or political subdivision thereof or any other similar entity.

     "Prospectus" means any prospectus included in a Registration Statement
      ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement (including each preliminary or form of prospectus), with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

     "Registrable Securities" means the Shares and the Warrant Shares;
      ----------------------
provided, however, that such securities shall cease to be Registrable
--------  -------
Securities upon (i) any sale thereof pursuant to an effective Registration Statement, (ii) sale thereof under Rule 144, or (iii) such securities becoming freely saleable (assuming exercise of the Investor Warrants or the Placement Agent Warrants) pursuant to Rule 144(k) or, with respect to Shares and Warrant Shares held by an Affiliate (as that term is used in Rule 144) that is or becomes an Affiliate on account of any transaction other than the exercise of the Investor Warrants or the Placement Agent Warrants, such securities being freely saleable under Rule 144(k) had they not been held by such an Affiliate. For purposes of this Agreement, the number of Registrable Securities outstanding at any time shall be determined by adding (i) the number of shares of Common Stock outstanding which are Registrable Securities and (ii) the maximum number of shares of Common Stock issuable pursuant to then convertible or exercisable securities which upon issuance would be Registrable Securities.

     "Registration Statement" means any Registration Statement, including the
      ----------------------
Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement, to be filed pursuant to the terms of this Registration Rights Agreement.

     "Rule 144" means Rule 144 promulgated by the SEC pursuant to the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "Rule 158" means Rule 158 promulgated by the SEC pursuant to the
      --------
Securities Act, as such Rule may be amended from time to time, or any, similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "SEC" means the Securities and Exchange Commission or its successors.
      ---

     "Securities Act" means the United States Securities Act of 1933, as
      --------------
amended, and any successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     "Underwriter" means a securities dealer who purchases any Registrable
      -----------
Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

     "Underwritten Offering" means a public offering in which Registrable
      ---------------------
Securities are sold to an Underwriter for reoffering to the public pursuant to an effective Registration Statement.

     "Warrant Shares" means the shares of Common Stock to be issued upon
      --------------
exercise of the Investor Warrants and the Placement Agent Warrants.

Section 2.     Registration
               ------------

     Section 2.1    Form S-3 Registration Requirements. The Company shall use
                    ----------------------------------
its best efforts to file within ninety (90) days following the final Closing (as defined in the Memorandum), and use its best efforts to cause to become effective under the Securities Act, a registration statement on Form S-3 or, if Form S-3 is not then available, another appropriate form covering the resale of the Shares and the Warrant Shares, and shall take all action reasonably necessary to qualify the Shares and Warrant Shares under state "blue sky" laws as hereinafter provided; provided, however, that the Company shall not be
                         --------  -------
required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

     Section 2.2    Piggyback Registration Requirements. If at any time or
                    -----------------------------------
times after the date hereof the Company shall seek to register any shares of its Common Stock under the

Securities Act for sale to the public for its own account or on the account of others (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), the Company will promptly give written notice thereof to all Holders. If within twenty (20) days after their receipt of such notice one or more of such Holders request in writing the inclusion of some or all of the Registrable Securities owned by them in such registration, the Company will include such Registrable Securities in such registration. In the case of the registration of shares of capital stock by the Company in connection with any Underwritten Offering, the selling Holders will enter into an underwriting agreement in form, scope and substance as is agreed upon by the Company and the managing underwriters. Also, in the case of the registration of shares of capital stock by the Company in connection with any underwritten offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities of the Holders in excess of the amount, if any, of shares of the capital stock which the lead managing underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company and other security holders; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, absent a written agreement to the contrary with such other persons or entities which agreement exists as of the date of this Agreement, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company). Notwithstanding anything herein to the contrary, during any period when Registrable Securities are already covered by an effective Registration Statement, the notice and piggyback rights granted in this Section
2.2 shall only be available with respect to such Registrable Securities for an underwritten public offering of the Company's securities.

     Section 2.3    Holder Lockup Agreements. Each Holder agrees, for any
                    ------------------------
underwritten offering by the Company or its security holders to which the provisions of Section 2.2 above are applicable and the Company has complied with such provisions, that without the consent of the managing underwriter, it will not, for a period of 90 days following the effective date of the registration statement, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any common equity or securities convertible into common equity, except (i) for any Registrable Securities sold pursuant to such registration statement, and (ii) transfers to affiliates and partners of such Holder (each of whom shall have furnished to the Company and the managing underwriter their written agreement to be bound by this Section 2.3), provided that the executive officers and directors of the Company enter lockup agreements for the same period and on the same terms, except that such lockup agreements need not cover securities being sold in such offering.

     Section 2.4    Registration Procedures. The Company will keep the Holders
                    -----------------------
advised in writing as to initiation of the registration required in Section 2.1 and, to the extent such Holders are participating therein, Section 2.2 hereof and as to the completion thereof. At its expense, the Company shall use its best efforts to:

                    (a) (i) prepare and file with the SEC such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities until the Holder or Holders have completed the distribution described in such Registration Statement or such securities have ceased to be Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (including, among other things, as a result of any change or changes after the effective date of the Registration Statement in the plan of distribution contemplated by the Holders), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act (or any similar provisions then in force); (iii) respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide each Notice Holder true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by each Registration Statement in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

                    (b) (i) furnish to each Notice Holder, and in the case of an Underwritten Offering, to the managing Underwriters, copies of all such documents to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Notice Holder(s) and their counsel and such managing Underwriters, if any, and (ii) cause its officers and directors to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Notice Holders and such Underwriters, if any, to conduct a reasonable due diligence investigation within the meaning of the Securities Act, subject in each case to Section 3(e) hereof; provided, that
                                                             --------
such due diligence investigation shall, to the greatest extent possible, be coordinated on behalf of all Holders and the other parties entitled thereto by counsel to the Holders; and provided further, that the Company shall not be
                            ----------------
required to disclose any information subject to the attorney-client or attorney work product privilege if and to the extent such disclosure would constitute a waiver of such privilege.

                    (c) notify each Notice Holder (except in the case of (v), (vi), (vii) and (viii) below, in which case, the Company will notify Holders of Registrable Securities to be sold), and in the case of an Underwritten Offering, to the managing Underwriters, as promptly as possible (and in the case of (i), below, prior to such filing):

                    (i) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, provided, however, that in the case of a Prospectus or Prospectus supplement such notice shall be provided only to the extent such Prospectus or Prospectus supplement includes material differences from Prospectuses previously filed with the SEC (whether as part of such Registration Statement or otherwise);

                    (ii) whenever the SEC comments in writing on such Registration Statement;

                    (iii) with respect to each Registration Statement or any post-effective amendment, when the same has become effective;

                    (iv) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to each Registration Statement or Prospectus or for additional information;

                    (v) of the issuance by the SEC of any stop order suspending the effectiveness of each Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose;

                    (vi) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby in connection with the registration of Registrable Securities ceases to be true and correct in all material respects;

                    (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

                    (viii)of the occurrence of any event that makes any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (d) use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; provided, however, that the Company shall not be required to qualify generally
--------  -------
to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject;

                    (e) furnish to each Holder of Registrable Securities to be sold, and in the case of an Underwritten Offering, to any managing Underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC;

                    (f) promptly deliver to each Holder of Registrable Securities to be sold, and in the case of an Underwritten Offering, to such Underwriters, without charge, as many copies of the Prospectus or Prospectuses as such Persons may reasonably request;

                    (g)   use commercially reasonable efforts to register
or qualify or cooperate with the selling Holders, and in the case of an Underwritten Offering, any Underwriters and their counsel, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or Underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective until the Holder or Holders have completed the resale of such Registrable Securities and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be
                        --------  -------
required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject;

                    (h) cooperate with the selling Holders, and in the case of an Underwritten Offering, any managing Underwriters, to facilitate the timely preparation and delivery of certificates representing Registrable Securities being sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing Underwriters or selling Holders may request at least two business days prior to any sale of Registrable Securities pursuant to such Registration Statement;

                    (i)   except during a "blackout period" as defined in
Section 2.5 below, upon the occurrence of any event that makes any statement made in any Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other document required to be filed in connection therewith so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (j) to cause all Registrable Securities relating to each Registration Statement to be listed on the securities exchange, quotation market or over-the-counter bulletin board on which the Common Stock is then listed;

                    (k) in the case of an Underwritten Offering, to enter into an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings and take all such other actions in connection therewith as may be reasonably requested by any managing Underwriters in order to expedite or facilitate the disposition of such Registrable Securities, and to:

                    (i) make such representations and warranties customarily given to selling Holders in an Underwritten Offering and confirm the same if and when requested;

                    (ii) obtain and deliver copies to the managing Underwriters, and to the extent customary in an Underwritten Offering, the selling Holders, of opinions of counsel to the Company and updates thereof addressed to the managing Underwriter, and if applicable, such Holders, in form, scope and substance reasonably satisfactory to any such managing Underwriters and a single counsel, if any, selected by a majority in interest of the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and Underwriters;

                    (iii) at the time of delivery of any Registrable
     Securities sold pursuant to an Underwritten Offering, obtain and deliver to the managing Underwriters "cold comfort" letters and updates thereof to the extent requested by the managing Underwriter;

                    (iv) if an underwriting agreement is entered into, and such underwriting agreement contains indemnification provisions and procedures more favorable to the Underwriters than those set forth in
     Section 5 of this Registration Rights Agreement, provide such terms as are more favorable to the Underwriters to the selling Holders; and

                    (v) deliver such documents and certificates as may be reasonably requested by the managing Underwriters, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                    (l) comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its security holders an earnings statement covering a period of twelve (12) months beginning within three (3) months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                    (m)   subject to Section 3(e) hereof and upon
reasonable notice, make available for inspection by the selling Holders or any representative of such Holders, and in the event of an Underwritten Offering, any Underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such Notice Holder or Underwriters (in any event, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with each Registration Statement; provided, that such due diligence investigation shall, to the greatest extent
--------
possible, be coordinated on behalf of all Holders and the other parties entitled thereto by counsel to the Holders; and provided further, that the
                                                ----------------
Company shall not be required to disclose any information subject to the attorney-client or attorney work product privilege if and to the extent such disclosure would constitute a waiver of such privilege.

     Section 2.5    Material Development Condition. With respect to any
                    ------------------------------
Registration Statement filed or to be filed pursuant to Section 2 hereof, if the Company determines that, in its good faith judgment, it would (because of the existence of, or in anticipation of, any acquisition or corporate reorganization or other transaction, financing activity, stock repurchase or other development involving the Company or any subsidiary, or the unavailability for reasons substantially beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company or any subsidiary) be disadvantageous (a "Material Development Condition") to the Company for such a Registration Statement to become effective or to be maintained effective or for sales of Registrable Securities to continue pursuant to the Registration Statement, the Company shall, notwithstanding any other provisions of this Registration Rights Agreement, be entitled, upon the giving of a written notice (a "Delay Notice") to such effect to any Holder of Registrable Securities included or to be included in such Registration Statement, (i) to cause sales of Registrable Securities by such Holder pursuant to such Registration Statement to cease,
(ii) to cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement terminated, and/or (iii) in the event no such Registration Statement has yet been filed, to delay filing any such Registration Statement, in each case until, in the good faith judgment of the Company, such Material Development Condition no longer exists (notice of which the Company shall promptly deliver to any Holder of Registrable Securities with respect to any such Registration Statement which has been filed). Notwithstanding the foregoing provisions of this Section 2.5, the Company shall be entitled to cause the cessation of sales under, or postpone, delay or withdraw the Registration Statement (collectively, a "blackout period") in respect of Material Development Conditions for not more than two blackout periods within any consecutive three hundred sixty (360) day period, provided that such blackout periods in the aggregate do not exceed sixty (60) days.

Section 3.     Holder Covenants.
               ----------------

     Each Holder selling Registrable Securities pursuant to the exercise of registration rights hereby covenants and agrees that:

               (a) it will not sell any Registrable Securities under any Registration Statement until it has received notice from the Company that such Registration Statement and, if applicable, any post-effective amendments thereto have become effective;

               (b) it and its officers, directors and affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement;

               (c) by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2.4(c)(iv), (v), (vi), (vii), and (viii), or Section
2.5 of this Registration Rights Agreement, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until the Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed;

               (d) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in each Registration Statement or as the Company otherwise reasonably requests, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to each Registration Statement filed or prepared subsequent to the time that such reference ceases to be required;

               (e) other than any final Registration Statement or Prospectus, such Holder shall, and shall cause its Inspectors and other representatives to, keep any and all information received or obtained from the Company ("Confidential Information") pursuant to this Registration Rights Agreement confidential and shall not disclose any such Confidential Information unless
(i) the disclosure of such Confidential Information is necessary to avoid or correct a material misstatement or material omission in a Registration Statement, (ii) the release of such Confidential Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,
(iii) disclosure of such information is, in the reasonable opinion of counsel for such Holder, necessary or advisable in connection with any action, claim, suit or proceeding, directly involving or potentially involving such Holder and arising out of, based upon, relating to, or involving this Registration Rights Agreement or any transactions contemplated hereby or arising hereunder or (iv) such Confidential Information has been made generally available to the public other than through the acts of such Holder; provided, further, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Holder pursuant to clauses (ii) or (iii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (e)). If the basis of any potential disclosure of Confidential Information by a Holder is clause (i) of the prior sentence, such Holder shall, at least five (5) business days prior to any such disclosure, notify the Company in writing that it believes disclosure of such information is so required and the Company shall have five (5) business days from the date of such notice to either (a) disclose such information, or (b) exercise its right under Section 2.5 hereof to issue a Delay Notice whereby such information shall be kept confidential for the duration of the blackout period, or (c) notify such Holder in writing that after consultation with and based upon written advice from independent legal counsel, the Company believes that without the disclosure of such information such Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading and such Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (f) Each Holder shall take such actions as are reasonably necessary to protect the confidentiality of such Confidential Information (if practicable), unless and until such Confidential Information has been made generally available to the public other than as a result of a breach of this Registration Rights Agreement.

Section 4.     Registration Expenses.
               ---------------------

     All fees and expenses of the Company and any Holder incident to the Company's performance of or compliance with this Registration Rights Agreement shall be borne by the Company, whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with any securities exchange or market on which Registrable Securities are required hereunder to be listed and
(B) in compliance with state securities or Blue Sky laws, including, without limitation, reasonable fees and disbursements of counsel for the selling Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing Underwriters shall request, if any); (ii) printing expenses, including, without limitation, expenses of printing initial certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by the managing Underwriters, if any; (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) reasonable fees and disbursements of counsel for the Company; (v) Securities Act liability insurance, if the Company so desires such insurance; (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Registration Rights Agreement; and
(vii) all internal expenses of the Company incurred in connection with the consummation of the transactions contemplated by this Registration Rights Agreement, including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder (all such expenses being referred to herein as "Registration Expenses");
                                                ---------------------
provided, however, in no event shall Registration Expenses include any
--------  -------
underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities or any fees or disbursements of counsel for the Selling Holders or any accountants or other persons retained by the Holders in connection with the consummation of the transactions contemplated by this Registration Rights Agreement. Notwithstanding anything to the contrary in this
Section 4, the Holders shall be responsible, in any Underwritten Offering, for all fees and expenses incurred by the Holders or any fees or expenses incurred by the Company to the extent that such Company-incurred expenses would not have been incurred but for the inclusion of such Holder's Registrable Securities in such Underwritten Offering.

Section 5.     Indemnification and Contribution.
               --------------------------------

     Section 5.1    Indemnification by the Company. The Company agrees to
                    ------------------------------
indemnify to the fullest extent permitted by law, each Holder, each Person who controls any such Holder (within the meaning of either the Securities Act or the Exchange Act) and their respective directors and officers against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof) and expenses (including reasonable attorneys' fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus (each as amended and/or supplemented, if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading; provided, that the Company shall not be
                                      --------
required to indemnify such Holder, such controlling Persons or their respective officers or directors for any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) or expenses resulting from any such untrue statement or omission if such untrue statement or omission is made in reliance on and conformity with any information with respect to such Holder or the Underwriters furnished in writing to the Company by such Holder expressly for use therein; provided, further, that, in the case of an Underwritten Offering,
             --------  -------
the Company shall not be required to indemnify any Holder to the extent that any such loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense arises out of or is based upon an untrue or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if
(i) having previously been furnished by or on behalf of the Company with copies of the final Prospectus, such Holder failed to send or deliver a copy of the final Prospectus with or prior to the delivery of written confirmation of the sale of the Registrable Securities by the Holder to the person asserting the claim from which such loss, claim, damage, liability (or actions or proceedings in respect thereof) or expense arises and (ii) the final Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or omission or alleged omission. In the case of an Underwritten Offering, the Company agrees to indemnify each Underwriter thereof, the officers and directors of such Underwriter, and each person who controls such Underwriter (within the meaning of either the Securities Act or Exchange Act) to the same extent as provided above with respect to the indemnification of Holders.

     Section 5.2    Indemnification by Holders. In connection with any
                    --------------------------
registration in which any Holder is participating, such Holder agrees to indemnify the Company, its directors and officers who sign the Registration Statement, each person, if any, who controls (within the meaning of either the Securities Act or of the Exchange Act) the Company, each other Holder and any prospective Underwriters, as the case may be, and any of their respective affiliates, general partners, officers, employees, agents and controlling persons, to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary Prospectus. Notwithstanding the foregoing, each Holder shall not be liable for an amount in excess of the proceeds of sale of such Holder's Registrable Securities (less applicable underwriting discounts and commissions).

     Section 5.3    Conduct of Indemnification Proceedings. In case any
                    --------------------------------------
proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to
Section 5.1 or Section 5.2 of this Registration Rights Agreement, such person (hereinafter called the "indemnified party") shall promptly notify the person
                         -----------------
against whom such indemnity may be sought (hereinafter called the "indemnifying
                                                                   ------------
party") in writing, and the indemnifying party, upon request of the indemnified
-----
party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the indemnified parties, such firm shall be designated in writing by all of the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this
Section 5.3, the indemnifying party agrees that the indemnifying party shall be liable for any settlement of any proceeding effected without the indemnifying party's written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not either have reimbursed the indemnified party in accordance with such request or reasonably objected in writing, on the basis of the standards set forth herein, to the propriety of such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes as an unconditional term thereof a release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section 5.4    Contribution. If the indemnification provided for in this
                    ------------
Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 5, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.4, no Holder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Holder from sales of the Registrable Securities sold by such Holder pursuant to the offering that gave rise to such losses, claims, damages, liabilities or expenses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 5.1 and 5.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.4.

Section 6.     Term of Registration Rights.
               ---------------------------

     The rights of Holders with respect to the registration rights granted pursuant to this Registration Rights Agreement shall remain in effect, subject to the terms hereof, so long as there are Registrable Securities issued and outstanding.

Section 7.     Miscellaneous.
               -------------

     Section 7.1    Entire Agreement. This Registration Rights Agreement
                    ----------------
contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

     Section 7.2    Notices. Any and all notices or other communications or
                    -------
deliveries required or permitted to be provided pursuant to this Registration Rights Agreement shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) at the address or number appearing on the books and records of the Company maintained for such purpose (which shall initially be the address for any Holder set forth on the Company's stock or warrant register), (if not delivered on a business day or if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered on a business day after normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address on the books and records of the Company maintained for such purpose, or upon actual receipt of such mailing, whichever shall first occur. Any such person's address or number for notice hereunder may be changed to such other address or number as may be designated in writing hereafter, in the same manner, by such person.

     Section 7.3    Remedies. In the event of a breach by the Company, or by a
                    --------
Holder, of any of their respective obligations under this Registration Rights Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Registration Rights Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Registration Rights Agreement. The Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Registration Rights Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     Section 7.4    Amendment and Waivers. No provision of this Registration
                    ---------------------
Rights Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Holders then owning at least 66 2/3% of the Registrable Securities or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Registration Rights Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the Holders (with no amendment to this sentence being effective unless consented to by each affected Holder). The Company shall not offer or pay any consideration to a Holder for consenting to such an amendment or waiver unless the same consideration is offered to each Holder and the same consideration is paid to each Holder which consents to such amendment or waiver.

     Section 7.5    Successors and Assigns. This Registration Rights Agreement
                    ----------------------
shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Registration Rights Agreement, shall be assignable by each Holder together with the Registrable Securities to which such rights relate if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within 90 days after such assignment, (ii) the Company is within 90 days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 7.5, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Registration Rights Agreement.

     Section 7.6    No Third-Party Beneficiaries. This Registration Rights
                    ----------------------------
Agreement is intended for the benefit of the Company and the holders of the Shares, the Investor Warrants, the Placement Agent Warrants and the Warrant Shares and their respective permitted successors and assigns and the other persons specified in Section 5 and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 7.7    Cumulative Remedies. The remedies provided herein are
                    -------------------
cumulative and not exclusive of any remedies provided by law.

     Section 7.8    Severability. If any term, provision, covenant or
                    ------------
restriction of this Registration Rights Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     Section 7.9    Governing Law. This Registration Rights Agreement shall be
                    -------------
governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles governing conflicts of law.

     Section 7.10   Consent to Jurisdiction; Service of Process. The parties
                    -------------------------------------------
hereto irrevocably consent to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in such Commonwealth in connection with any action or proceeding arising out of or relating to this Registration Rights Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Registration Rights Agreement, or a breach of this Registration Rights Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section
7.2. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

     Section 7.11   Counterparts. This Agreement may be signed in counterparts
                    ------------
with the same effect as if both parties had signed one and the same instrument.

     IN WITNESS WHEREOF, the Company has duly executed this Registration Rights Agreement as of the date first written above.

                                       PLACEMENT AGENTS:

                                       BRIMBERG & CO., L.P.

                                       By:  /s/ Frank Mlynarczyk
                                          ------------------------
                                       Name: Frank Mlynarczyk
                                       Title: Chief Operating Officer

                                       BOSTON LIFE SCIENCES, INC.

                                       By:  /s/ Joseph P. Hernon
                                          ------------------------
                                       Name: Joseph P. Hernon
                                       Title: Executive Vice President and
                                               Chief Financial Officer

                                       HOLDERS:

                                       Name of Holder:

                                       By:_________________________________
                                       Name:
                                       Title: